THE NOTTINGHAM INVESTMENT TRUST II
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                       EARNEST PARTNERS FIXED INCOME TRUST

                           INSTITUTIONAL CLASS SHARES
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                                   SUPPLEMENT
                              Dated October 1, 2002

This Supplement to the Prospectus dated July 29, 2002 for the Institutional Class Shares of the EARNEST Partners Fixed Income Trust ("Fund"), a series of The Nottingham Investment Trust II, is being updated to include additional information as described below. For further information, please contact the Fund toll-free at 1-800-525-3863. You may also obtain additional copies of the Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

o The "Fees and Expenses of the Fund" section on page 5 of the Prospectus should read as follows:

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund:

                 Shareholder Fees for Institutional Class Shares
                    (fees paid directly from your investment)
                    -----------------------------------------
   Maximum Sales Charge (Load) Imposed On Purchases
      (as a percentage of offering price) ............................None
   Redemption Fee
      (as a percentage of  amount redeemed)...........................None

        Annual Fund Operating Expenses for the Institutional Class Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------
   Management Fees....................................................0.45%
   Distribution and/or Service (12b-1) Fees...........................None
   Other Expenses.....................................................1.99%
                                                                      -----
      Total Annual Fund Operating Expenses*...........................2.44%
      Fee Waivers and/or Expense Reimbursements......................(2.04)%
                                                                      ----
      Net Expenses*...................................................0.40%
                                                                      =====

*"Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2002. The Advisor has entered into an Expense Limitation Agreement with The Nottingham Investment Trust II under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 0.40% of the average daily net assets of the Institutional Class Shares of the Fund for the remainder of the fiscal year ending March 31, 2003. Prior to October 1, 2002, the Expense Limitation Agreement provided that Total Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) were limited to not more than 0.90% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending March 31, 2003. Consequently, "Fee Waivers and/or Expense Reimbursements" has been restated to reflect the agreed expense limitation as currently in effect as if it had been in effect for the entire fiscal year ended March 31, 2002. For the fiscal year ended March 31, 2002, actual net expenses were 0.90%, of the average daily net assets of the Institutional Class Shares. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund. Subject to approval by the Board of Trustees, the Adviser may be able to recoup fees waived and expenses assumed during any of the previous five (5) fiscal years, provided that the Fund's total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 0.40% as described above. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

Example. This example shows you the expenses you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, the example should help you compare the costs of investing in the Fund versus other mutual funds. The example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

------------------------- ------------ ------------- ------------- ------------
     Period Invested         1 Year       3 Years       5 Years      10 Years
------------------------- ------------ ------------- ------------- ------------
        Your Costs            $41          $565          $1,115       $2,620
------------------------- ------------ ------------- ------------- ------------




o The first paragraph under the "Management of the Fund - Expense Limitation Agreement" section on page 6 of the Prospectus is modified as follows:

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor entered into an expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 0.40% of the average net assets of the Fund effective October 1, 2002 for the remainder of the fiscal year ending March 31, 2003. It is expected that the Expense Limitation Agreement will continue from year-to-year, thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement. The Expense Limitation Agreement may also be terminated under certain conditions as described in the Expense Limitation Agreement.







          Investors Should Retain This Supplement for Future Reference
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